Exhibit 10.5

Execution Version

PURCHASE AGREEMENT

dated as of January 17, 2020

among

THE SOUTHSHORE ENTITIES NAMED HEREIN

(“Sellers”)

HARBOR DIVERSIFIED, INC.

(“Buyer”)

AIR WISCONSIN AIRLINES LLC

(“Lessee”)

and

SOUTHSHORE AIRCRAFT HOLDINGS, LLC

(as “Seller Representative”)

in respect of three Bombardier Regional Jets

model CL600-2B19 aircraft, each having

two General Electric model CF34-3B1 engines, plus

five additional General Electric model CF34-3B1 engines

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TABLE OF CONTENTS

(continued)

Page

10.13	Governing Law	16

Exhibits

Exhibit 1	Description of Leases
Exhibit 2	Bill of Sale
Exhibit 3	Form of Lease Assignment
Exhibit 4	Delivery Receipt
Exhibit 5	Form of Certificate of Designation

ii

This Purchase Agreement (this “Agreement”), dated as of January 17, 2020, is entered into by (a) Southshore Aircraft I, LLC (“SS1”), Southshore Aircraft II, LLC (“SS2”), Southshore Aircraft III, LLC (“SS3”), Southshore Aircraft IV, LLC (“SS4”), Southshore Aircraft V, LLC (“SS5”), and Southshore Aircraft Holdings, LLC (“SSH”) (each a “Seller”), each a Delaware limited liability company, (b) Harbor Diversified, Inc. (the “Buyer”), a Delaware corporation, (c) Air Wisconsin Airlines LLC (the “Lessee”), a Delaware limited liability company, and (d) SSH, in its capacity as Seller Representative (as hereinafter defined).

Recitals:

The Sellers own the following assets, some of which are leased to the Lessee. The Sellers want to sell those assets (subject to the leases) and assign the leases to the Buyer, who wants to buy such assets and assume such leases, and the Lessee desires to consent to the assignment and assumption of such leases.

Seller	Airframe	Engine(s)
SS1	N405AW [msn 7362]	GE-E-872636 and GE-E-873158
SS2		GE-E-873157 and GE-E-872731
SS3		GE-E-872791 and GE-E-872792
SS4	N409AW [msn 7447]	GE-E-872843 and GE-E-872844
SS5	N410AW [msn 7490]	GE-E-872947 and GE-E-872948
SSH		GE-E-801217

Agreements:

The Sellers, Seller Representative, the Buyer, and the Lessee agree as follows:

Section 1.    Definitions. The following terms shall have the following meanings:

“Aircraft”: a Bombardier Regional Jet model CL600-2B19 aircraft bearing the manufacturer’s serial number and U.S. registration number shown in the table in the Recitals, including the two Engines related to such Aircraft as shown in that table.

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“Airframe”: an Aircraft minus the Engines related to that Aircraft.

“Bill of Sale”: a bill of sale for an Aircraft or Engine, substantially in the form of Exhibit 2 hereto.

“Cape Town Treaty”: as defined in 49 U.S. Code subtitle VII.

“Certificate of Designation”: a Certificate of Designations, Preferences and Rights of Series C Convertible Redeemable Preferred Stock of the Buyer, substantially in the form of Exhibit 5 hereto.

“Closing”: the closing of the transactions contemplated by § 2.1(a) to occur on the date hereof.

“Closing Date”: the date hereof.

“Closing Time”: 11:10 a.m. Eastern Time on the Closing Date.

“Delivery Location” for an Aircraft or Engine: the place selected by the Buyer and reasonably acceptable to the Seller for the Transfer of that Aircraft or Engine. In order for such location to be “reasonably acceptable”, such Seller must have received from the Buyer, before the Transfer Time for such Aircraft or Engine, a sales tax exemption certificate with respect to that location, or such Seller shall be otherwise reasonably satisfied, that no Transfer Taxes shall be payable by such Seller in connection with the Transfer of such Aircraft or Engine, and such Seller shall have received confirmation of the location at the Delivery Location of such Aircraft or Engine at the Transfer Time therefor.

“Delivery Receipt” for an Aircraft or Engine: the delivery receipt for that Aircraft or Engine, substantially in the form of Exhibit 4 hereto.

“Engine”: a General Electric model CF34-3B1 engine bearing the manufacturer’s serial number shown in the Recitals table.

“FAA Bill of Sale” for an Aircraft: the FAA AC Form 8050-2 Aircraft Bill of Sale for that Aircraft, dated the Transfer Date therefor, from the pertinent Seller to the Buyer.

“International Registry”: the International Registry located in Dublin, Ireland, established pursuant to the Cape Town Treaty.

“Investors’ Rights Agreement”: the Investors’ Rights Agreement between the Buyer and SSH as of the date hereof.

“Lease” for an Aircraft or Engine: the lease agreement for that Aircraft or Engine identified in Exhibit 1 hereto.

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“Lease Assignment” for an Aircraft or Engine: the Assignment and Assumption Agreement for that Aircraft or Engine, between the pertinent Seller and the Buyer, substantially in the form of Exhibit 3 hereto.

“Preferred Stock”: Series C Convertible Redeemable Preferred Stock, $0.01 par value, of the Buyer, having the terms and conditions specified in the Certificate of Designation.

“Purchase Price”: for all Aircraft and Engines, an aggregate number of 4,000,000 shares of Preferred Stock, which the Sellers and the Buyer agree has an aggregate value as of the date of this Agreement equal to $13,200,000.

“Sale Documents”: this Agreement, the Bills of Sale, the FAA Bills of Sale, the Lease Assignments, the Delivery Receipts, and the Investors’ Rights Agreement.

“Seller Representative”: defined in § 10.12.1.

“Transfer”: defined in § 2.3.

“Transfer Date” for an Aircraft or Engine: the date on which the Transfer for that Aircraft or Engine occurs, as set forth in the Delivery Receipt for that Aircraft or Engine.

“Transfer Taxes”: defined in § 7.

“Transfer Time” for an Aircraft or Engine: the time when the Transfer for that Aircraft or Engine occurs, as set forth in the Delivery Receipt for that Aircraft or Engine.

Section 2.     Sales and Purchases and Lease Assignments.

2.1     Agreement to Assign Leases and Sell and Purchase.

(a)            On the Closing Date, each Seller shall become obligated to sell to the Buyer all of such Seller’s right, title, and interest in and to its Aircraft or Engine(s) by means of a Transfer occurring after the Closing, as soon as practicable thereafter at a time when such Aircraft or Engine is in a suitable location for Transfer Tax purposes under § 7. Each Seller will be obligated at the time of such Transfer to assign to the Buyer all of such Seller’s right, title, and interest in and to any related Lease from and after the Transfer Time therefor. On the Closing Date, the Buyer shall become obligated to buy all of each Seller’s right, title and interest in and to its Aircraft and Engine(s) and accept delivery of such Aircraft or Engine(s) from such Seller, and shall become obligated to accept all of such Seller’s rights and to assume all of such Seller’s obligations under any related Lease pursuant to § 2.2 below.

(b)            On the Transfer Date for each Aircraft or Engine, the pertinent Seller shall sell to the Buyer all of such Seller’s right, title, and interest in and to its Aircraft or

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Engine(s), and that Seller will assign to the Buyer all of such Seller’s right, title, and interest in and to any related Lease from and after the Transfer Time therefor. On the Transfer Date for each Aircraft or Engine, the Buyer shall buy all of the pertinent Seller’s right, title and interest in and to its Aircraft and Engine(s) and accept delivery of such Aircraft or Engine(s) from such Seller, and shall accept all of such Seller’s rights and shall assume all of such Seller’s obligations under any related Lease pursuant to § 2.2 below. In addition, upon and subject to the Transfer to it of an Engine, (i) the Buyer hereby assumes all obligations of the applicable Seller to reimburse the Lessee for $1,255,222.00, incurred by the Lessee prior to the Transfer Date associated with scheduled shop visits for such Engine facilitated by the Lessee for the benefit of the applicable Seller, which costs are not otherwise the obligation of the Lessee under the applicable Lease, and (ii) the Lessee hereby releases the applicable Seller from any obligation or liability to reimburse it for such costs and agrees to look solely to the Buyer for such reimbursement.

(c)            The Lessee hereby consents to all the foregoing, all in accordance with the terms of this Agreement.

2.2    Terms of Lease Assignments. On the Transfer Date for each Aircraft or Engine, the pertinent Seller and Buyer will execute the applicable Lease Assignment therefor, if any, and pursuant to such Lease Assignment, effective at the Transfer Time for such Aircraft or Engine, (a) the pertinent Seller will assign to the Buyer all of such Seller’s right, title, and interest in, to, and under the Lease for that Aircraft or Engine, except such rights as have arisen or accrued before such Transfer Time (including such Seller’s right to receive any amounts due or accrued to such Seller under the relevant Lease before such Transfer Time and the right to receive any indemnity payment pursuant to such Lease with respect to events occurring before such Transfer Time), but for the avoidance of doubt, any rights arising or accrued before such Transfer Time in connection with a Casualty Occurrence shall transfer to the Buyer, in each case subject to the Lessee’s rights thereunder, (b) the Buyer will accept the assignment set forth in clause (a) and will assume all the duties and obligations of the “Lessor” under the relevant Lease, and (c) the Lessee will execute the applicable Lease Assignment therefor and thereby consent to the foregoing assignment and assumption.

2.3    Closing and Transfers. The transactions contemplated by § 2.1(b) and § 2.2 for an Aircraft or Engine (the “Transfer” therefor) shall occur at such time and on such date as the Buyer shall specify, which date and time shall be specified on the applicable Delivery Receipt (but in any event no later than 3:30 p.m. Central Time on January 31, 2020) and the Transfer Date for the assignment of any related Lease thereto shall be made effective as of the same such date and time and be set forth on the applicable Lease Assignment.

2.4    Indemnity. For the avoidance of doubt, each party’s obligations under the indemnity provisions of a Lease shall survive the assignment of that

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Lease with respect to acts occurring and conditions existing during the term thereof.

Section 3.    Purchase Price. On the Closing Date, subject to the satisfaction of all conditions precedent set forth in § 5.1, the Buyer shall issue to Seller Representative, on behalf of the Sellers, 4,000,000 shares of Preferred Stock as the Purchase Price for all the Aircraft and Engines, without any set-off, withholding, or other deduction of any kind. Each Seller hereby acknowledges and agrees that upon such issuance by the Buyer to Seller Representative on behalf of such Seller, the Purchase Price with respect to such Seller’s Aircraft or Engine(s) shall be deemed to have been paid in full.

Section 4.    Inspection. The Buyer acknowledges that the Lessee was the most-recent operator of the Aircraft and Engines and has full control over all records related thereto, and the Buyer has had the opportunity to inspect the Aircraft and Engines.

Section 5.    Conditions Precedent.

5.1    Conditions Precedent to the Purchases. The Buyer’s obligations to agree on the Closing Date to buy each Aircraft and Engine, to agree to assume any related Leases, and to pay the Purchase Price on the Closing Date are subject to the satisfaction or waiver of all of the following conditions on or before the Closing Date:

5.1.1 Agreements and Other Documents. The Buyer shall have received the following with respect to each Aircraft, Engine, and Lease, in each case duly executed or otherwise in proper form:

(a)    the Bill of Sale therefor, duly executed by the applicable Seller, for delivery at the Transfer Time,

(b)    the FAA Bill of Sale therefor (in the case of an Aircraft), duly executed by the applicable Seller, for delivery at the Transfer Time,

(c)    other than in the case of ESN 872791, the Lease Assignment therefor, duly executed by the applicable Seller and the Lessee, for delivery at the Transfer Time, and

(d)    a counterpart signature page to the Investors’ Rights Agreement, duly executed by the Investor (as defined therein).

5.1.2 FAA-IR Opinion. The Buyer shall have received a satisfactory opinion of Crowe & Dunlevy, special FAA-IR counsel.

5.1.3 Representations and Warranties True. All representations and warranties of the pertinent Seller in § 6.1 shall be true and correct in each case

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as of the date of this Agreement and at and as of the Closing Time, as though such representations and warranties were made at and as of the Closing Time.

5.1.4 The Buyer shall have received a certificate executed by an officer of such Seller, dated as of the Closing Date, (a) certifying the authorization by all necessary action of the execution, delivery, and performance by the pertinent Seller of this Agreement and the Sale Documents to which it is a party and the resolutions of such Seller with respect thereto, and (b) identifying by name, title, and specimen signature, the persons authorized to execute and deliver the Sale Documents to which it is a party. No Casualty Occurrence. No Casualty Occurrence, as that term is defined in any Lease, with respect to the pertinent Aircraft or Engine shall have occurred under such Lease.

5.1.5 Contract(s) of Sale. The pertinent Seller shall have authorized the registration of the Buyer’s interest under the Bill of Sale in respect of (as applicable) the pertinent Airframe and Engines or the pertinent Engine with the International Registry at the pertinent Transfer Time.

5.1.6 Evidence of Authority.

5.1.7 Payment of Certain Pre-Closing Amounts. On January 16, 2020, a payment in the amount of $741,413.00 shall have been paid by the applicable Sellers to the Buyer for work relating to engine overhauls and maintenance.

5.1.8 Taxes. The Buyer shall be satisfied that no Transfer Taxes shall be payable by the Buyer in connection with the transfer of such Aircraft or Engine at the expected Delivery Location.

5.1.9 Illegality. On the Closing Date, the performance of the transactions contemplated hereby, upon the terms and conditions set forth herein, shall not, violate, and shall not subject the Buyer to any penalty or liability under, any law, rule, or regulation binding upon the Buyer.

5.1.10        No Proceedings. On the Closing Date, no legal or governmental action, suit, or proceeding shall have been instituted or overtly threatened before any court, administrative agency, or tribunal nor shall any order, judgment, or decree have been issued or proposed to be issued by any court, administrative agency, or tribunal to set aside, restrain, enjoin or prevent the consummation of the transactions contemplated hereby.

5.1.11        Lien Release Documents. The Buyer shall have received, at its sole cost and expense, (a) satisfactory lien search and registration opinions in respect of the Aircraft and Engines as the Buyer shall deem necessary or appropriate and (b) evidence that any encumbrances against the Aircraft and Engines (other than the Leases) or against the Leases shall have been (or at the Transfer Time will be) terminated or released.

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5.1.12        Good Standing Certificate. Buyer shall have received a good standing certificate with respect to each Seller issued by the Secretary of State of the State of Delaware, dated as of a date not more than ten (10) business days prior to the Closing Date.

5.2    Conditions Precedent to the Sales. Each Seller’s obligations to agree on the Closing Date to sell its Aircraft or Engine(s) and to assign the related Lease on the pertinent Transfer Date are subject to the satisfaction or waiver of all of the following conditions on or before the Closing Date:

5.2.1    Purchase Price. With respect to such Seller’s Aircraft or Engine(s), the Buyer shall have issued, or stand ready at the Closing to issue, to Seller Representative, on behalf of the Sellers, the Purchase Price in accordance with § 3.

5.2.2 Agreements. Such Seller shall have received, for delivery at the Transfer Time, the Delivery Receipt and, if applicable, the Lease Assignment therefor, duly executed by the Buyer and, with respect to the Lease Assignment, the Lessee.

5.2.3 Representations and Warranties True. All representations and warranties of the Buyer and the Lessee contained in § 6.2 and § 6.3 shall be true and correct as of the date of this Agreement and at and as of the Closing Time, as though such representations and warranties were made at and as of the Closing Time.

5.2.4 Evidence of Authority. Such Seller shall have received a certificate executed by an officer of the Buyer, dated as of the Closing Date, (a) certifying the authorization by all necessary action of the execution, delivery, and performance by the Buyer and the Lessee of this Agreement and the Sale Documents to which it is a party and the resolutions of the Buyer with respect thereto, and (b) identifying by name, title, and specimen signature, the persons authorized to execute and deliver the Sale Documents to which it is a party.

5.2.5 Taxes. Such Seller shall have received from the Buyer a sales tax exemption certificate with respect to potential Delivery Locations, or shall be otherwise reasonably satisfied that no Transfer Taxes shall be payable by such Seller in connection with the transactions contemplated hereby.

5.2.6 Illegality. On the Closing Date, the performance of the transactions contemplated hereby, upon the terms and conditions set forth herein, shall not violate, and shall not subject such Seller to any penalty or liability under, any law, rule, or regulation binding upon such Seller.

5.2.7 No Proceedings. On the Closing Date, no legal or governmental action, suit, or proceeding shall have been instituted or overtly threatened

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before any court, administrative agency, or tribunal nor shall any order, judgment, or decree have been issued or proposed to be issued by any court, administrative agency, or tribunal to set aside, restrain, enjoin or prevent the consummation of the transactions contemplated hereby with respect to such Seller.

5.2.8 Certificate of Designation. The Buyer shall have filed the Certificate of Designation with the Secretary of State of the State of Delaware.

5.2.9 Good Standing Certificate. Such Seller shall have received a good standing certificate with respect to the Buyer issued by the Secretary of State of the State of Delaware, dated as of a date not more than ten (10) business days prior the date of this Agreement.

Section 6.    Representations and Warranties; Disclaimer.

6.1    Representations and Warranties of the Sellers. In order to induce the Buyer to enter into this Agreement, to purchase, and to assume any related Lease of, such Seller’s Aircraft or Engine(s), and to pay the Purchase Price therefor, each Seller hereby makes, as of the date hereof, the following representations and warranties to the Buyer with respect to such Seller and such Seller’s Aircraft or Engine(s) and Lease:

6.1.1 Organization, Power, etc. Such Seller was duly organized, is validly existing, and is in good standing under the laws of Delaware and has the power and authority to carry on its business and to enter into, deliver, perform its obligations and consummate the transactions contemplated under this Agreement and all other Sale Documents executed by it in connection herewith.

6.1.2 Authorization and Binding Effect. Such Seller’s execution, delivery, and performance of this Agreement and the other Sale Documents to be executed by such Seller and the transactions contemplated hereby and thereby relating to such Seller have been duly and validly authorized by all necessary action of such Seller and no other or further action or proceeding on the part of such Seller (or its equity holders) is necessary to authorize the execution and delivery by such Seller of this Agreement and the other Sale Documents to which such Seller is a party, the performance by such Seller of its obligations hereunder and thereunder, and the consummation by such Seller of the transactions contemplated hereby or thereby. This Agreement and each other Sale Document to which such Seller is a party have been duly executed and delivered by such Seller, and, upon due authorization, execution, and delivery by the other parties hereto and thereto, this Agreement and the other Sale Documents to which such Seller is a party shall be the legal, valid, and binding obligations of such Seller enforceable against such Seller in accordance with their terms, except as may be limited by applicable

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bankruptcy, insolvency, and other similar laws affecting creditors’ rights generally or by equitable principles.

6.1.3 No Consent; No Violation. Neither such Seller’s execution and delivery of this Agreement and the other Sale Documents to which it is or is to be a party, nor its performance of its obligations hereunder and thereunder, (a) requires the consent or approval of, the giving of notice to, the registration with, or the taking of any action in respect of, any federal or state governmental authority on its part, except (x) such as have been duly obtained, given, made or taken, (y) filings with the FAA and registrations and discharges at the International Registry with respect to its Aircraft or Engine(s), and (z) routine reporting or regulatory requirements with governmental authorities which do not affect the validity, legality, or enforceability of the transactions contemplated hereby, (b) violates any law, rule, or regulation binding on it, or any order, writ, injunction, or decree of any court or governmental agency or instrumentality binding on it, (c) contravenes its organizational documents, (d) will result in any breach of any of the terms or provisions of, or constitute a default under, any agreement, document, or instrument to which it is a party or by which it is bound or to which such Seller’s Aircraft or Engine(s) is subject, or (e) result in the creation of any lien upon such Seller’s Aircraft or Engine(s) or the related Lease.

6.1.4 Title to Aircraft or Engine(s). Such Seller has good, valid and marketable title to such Seller’s Aircraft or Engine(s) and any related Lease. At the Transfer Time for such Seller’s Aircraft or Engine(s), such Seller shall convey to the Buyer full legal and beneficial title to such Seller’s Aircraft or Engine(s) and related Lease free and clear of all Lessor Liens (as defined in the applicable Lease) (or, in the case of ESN 872791, free and clear of liens to the extent provided in the applicable Bill of Sale).

6.1.5 Investment Representation. Such Seller (and Seller Representative on behalf of such Seller) is acquiring the portion of the Preferred Stock with respect to such Seller’s Aircraft or Engine(s) with the present intention of holding such securities for investment purposes and not with a view to, or for sale in connection with, any distribution of such securities in violation of any federal or state securities laws. Such Seller (and Seller Representative on behalf of such Seller) is an “accredited investor” as defined in Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”). Such Seller (and Seller Representative on behalf of such Seller) acknowledges that it is informed as to the risk of the transactions contemplated hereby and of ownership of the Preferred Stock. Such Seller (and Seller Representative on such Seller’s behalf) acknowledges that, as of the Closing Date, the Preferred Stock will not have been registered under the Securities Act or any state or foreign securities laws and that the Preferred Stock may not be sold, transferred, offered for sale,

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assigned, pledged, hypothecated or otherwise disposed of unless such transfer, sale, assignment, pledge, hypothecation or other disposition is pursuant to the terms of an effective registration statement under the Securities Act, and the Preferred Stock is registered under any applicable state or foreign securities laws or sold pursuant to an exemption from registration under the Securities Act, and any applicable state or foreign securities laws. Seller (and Seller Representative on behalf of such Seller) is able to bear the economic and financial risk of an investment in the Buyer for an indefinite period of time.

6.1.6 No Brokers. No person retained or engaged by such Seller is or will be entitled to any broker’s fee, commission, or finder’s fee in connection with this transaction.

6.1.7 Disclaimer. EXCEPT AS SPECIFICALLY AND EXPRESSLY SET FORTH IN THIS § 6.1 OR IN ANY BILL OF SALE, NO SELLER MAKES ANY REPRESENTATION WHATSOEVER IN RESPECT OF THE AIRCRAFT OR ENGINES (EACH AIRCRAFT AND ENGINE BEING SOLD AND TRANSFERRED “AS-IS, WHERE-IS”) AND, EXCEPT AS SPECIFICALLY AND EXPRESSLY SET FORTH HEREIN OR THEREIN, EACH SELLER SPECIFICALLY DISCLAIMS, AND EXCLUDES HEREFROM, IN RESPECT OF THE AIRCRAFT AND ENGINES (a) ANY EXPRESS OR IMPLIED WARRANTY OR REPRESENTATION AS TO CONDITION, AIRWORTHINESS, VALUE, DESIGN, QUALITY, MANUFACTURE, OR OPERATION OF ANY KIND OR NATURE, (b) ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, (c) ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY OF FREEDOM FROM ANY RIGHTFUL CLAIM BY WAY OF INFRINGEMENT OR THE LIKE, (d) ANY IMPLIED REPRESENTATION OR WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE, AND (e) SOLELY AS RELATES TO THE CONDITION OF THE AIRCRAFT AND ENGINES, ANY OBLIGATION OR LIABILITY OF SUCH SELLER ARISING IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM ITS NEGLIGENCE, ACTUAL OR IMPUTED, OR IN STRICT LIABILITY, INCLUDING ANY OBLIGATION OR LIABILITY FOR LOSS OF USE, REVENUE, OR PROFIT WITH RESPECT TO THE AIRCRAFT OR ENGINES OR FOR ANY LIABILITY OF THE BUYER TO ANY THIRD PARTY OR ANY OTHER DIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGE WHATSOEVER.

6.2     Representations and Warranties of the Buyer. In order to induce each Seller to enter into this Agreement, to assign its Lease, and to sell its Aircraft or Engine(s), the Buyer hereby makes, as of the date hereof, the following representations and warranties to each Seller:

6.2.1 Organization, Power, etc. The Buyer was duly incorporated, is validly existing, and is in good standing under the laws of Delaware and has the power and authority to carry on its business and to enter into, deliver,

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perform its obligations and consummate the transactions contemplated under this Agreement and all other Sale Documents executed by it in connection herewith.

6.2.2 Authorization and Binding Effect. The Buyer’s execution, delivery, and performance of this Agreement and the other Sale Documents to be executed by it and the transactions contemplated hereby and thereby relating to the Buyer have been duly and validly authorized by all necessary corporate action of the Buyer and no other or further action or proceeding on the part of the Buyer (or its equity holders) is necessary to authorize the execution and delivery by the Buyer of this Agreement and the other Sale Documents to which the Buyer is a party, the performance by the Buyer of its obligations hereunder and thereunder, and the consummation by the Buyer of the transactions contemplated hereby or thereby. This Agreement and each other Sale Document to which the Buyer is a party have been duly executed and delivered by it, and, upon due authorization, execution, and delivery by the other parties hereto and thereto, this Agreement and the other Sale Documents to which the Buyer is a party shall be the legal, valid, and binding obligations of the Buyer enforceable against the Buyer in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors’ rights generally or by equitable principles.

6.2.3 No Consent; No Violation. Neither the Buyer’s execution and delivery of this Agreement and the other Sale Documents to which it is or is to be a party, nor its performance of its obligations hereunder and thereunder, (a) requires the consent or approval of, the giving of notice to, the registration with, or the taking of any action in respect of, any federal or state governmental authority on the Buyer’s part except such as have been duly obtained, given, made, or taken, except for registering the Aircraft in the name of the Buyer (or, at the Buyer’s option, the Buyer’s transferee) and filing the Lease Assignments at the FAA, registering the Buyer’s interests in the Aircraft and Engines and in the Leases at the International Registry, and except routine reporting or regulatory requirements with governmental authorities which do not affect the validity, legality, or enforceability of the transactions contemplated hereby, (b) violates any law, rule, or regulation binding on it, or any order, writ, injunction, or decree of any court or governmental agency, or instrumentality binding on the Buyer, (c) contravenes its organizational documents, or (d) will result in any breach of any of the terms or provisions of, or constitute a default under, any agreement, document, or instrument to which it is a party or by which it is bound.

6.2.4 No Brokers. No person retained or engaged by the Buyer is or will be entitled to any broker’s fee, commission, or finder’s fee in connection with this transaction.

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6.3    Representations and Warranties of the Lessee. In order to induce the Sellers and the Buyer to enter into this Agreement, to assign and assume the Leases, and to sell and buy the Aircraft and Engines, the Lessee hereby makes, as of the date hereof, the following representations and warranties to each Seller and to the Buyer:

6.3.1 Organization, Power, etc. The Lessee was duly organized, is validly existing, and is in good standing under the laws of Delaware and has the power and authority to carry on its business and to enter into, deliver, perform its obligations and consummate the transactions contemplated under this Agreement and all other Sale Documents executed by it in connection herewith.

6.3.2 Authorization and Binding Effect. The Lessee’s execution, delivery, and performance of this Agreement and the other Sale Documents to be executed by it and the transactions contemplated hereby and thereby relating to the Lessee have been duly and validly authorized by all necessary action of the Lessee and no other or further action or proceeding on the part of the Lessee (or its equity holders) is necessary to authorize the execution and delivery by the Lessee of this Agreement and the other Sale Documents to which the Lessee is a party, the performance by the Lessee of its obligations hereunder and thereunder, and the consummation by the Lessee of the transactions contemplated hereby or thereby. This Agreement and each other Sale Document to which the Lessee is a party have been duly executed and delivered by the Lessee, and, upon due authorization, execution and delivery by the other parties hereto and thereto, this Agreement and the other Sale Documents to which the Lessee is a party shall be its legal, valid, and binding obligations enforceable against it in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors’ rights generally or by equitable principles.

6.3.3 No Consent; No Violation. Neither the Lessee’s execution and delivery of this Agreement and the other Sale Documents to which it is or is to be a party, nor its performance of its obligations hereunder, (a) requires the consent or approval of, the giving of notice to, the registration with, or the taking of any action in respect of, any federal or state governmental authority on the part of the Lessee except such as have been duly obtained, given, made, or taken, except for filing the FAA Bills of Sale and Applications for Aircraft Registration for the Aircraft at the FAA and making registrations and discharges at the International Registry, and except routine reporting or regulatory requirements with governmental authorities which do not affect the validity, legality, or enforceability of the transactions contemplated hereby, (b) violates any law, rule, or regulation binding on the Lessee, or any order, writ, injunction, or decree of any court or governmental agency or instrumentality binding on the Lessee, (c) contravenes the Lessee’s organizational documents, or (d) will result in any breach of any of the terms or

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provisions of, or constitute a default under, any agreement, document, or instrument to which it is a party or by which it is bound.

Section 7.    Taxes. Each Seller, the Buyer, and the Lessee shall cooperate and use reasonable efforts to avoid or minimize any and all sales, stamp, transfer, value-added, gross receipts, goods-and-services, and other similar taxes and duties imposed on the sale of the Aircraft and Engines to the Buyer or otherwise imposed on the transactions contemplated hereby (for the avoidance of doubt, “any similar taxes and duties” shall not include any corporation, franchise, or other similar tax or any tax imposed in its jurisdiction of residence with respect to, or measured by, income or gain) (such taxes and duties being “Transfer Taxes”). The Buyer shall on written demand indemnify each Seller for all Transfer Taxes imposed on such Seller on the sale of any of such Seller’s Aircraft or Engine(s) to the Buyer.

Section 8.    Further Assurances. Each party agrees, upon the reasonable request of any other party and at the cost and expense of the requesting party, at any time and from time to time, promptly to execute and deliver all such documents and take all such actions, as shall be reasonably necessary or appropriate in order more effectively to confirm or carry out the provisions of this Agreement. Without limiting the generality of the foregoing, each Seller agrees, from time to time after the Closing with respect to such Seller’s Aircraft or Engine(s), at the Buyer’s request, to execute, acknowledge, and deliver to the Buyer such other instruments of conveyance and transfer, and take such other actions and execute and deliver such other documents, certifications, and further assurances, as the Buyer may reasonably require in order to vest more effectively in the Buyer, or to put the Buyer more fully in possession of, such Aircraft or Engine(s) or the applicable Lease therefor.

Section 9.    Notices. Any notice required or permitted under this Agreement or any other Sale Document shall be sent by email to all addressees shown below. Each such notice shall adequately identify the party or parties giving the notice and the party or parties being notified. Notice shall be deemed effective when sent and transmission is confirmed.

Kevin@greencastleadvisors.com; njb@bedermancapital.com; JWolters@MNAT.com; rwilkins@sycr.com; jestes@sycr.com; psmith@sycr.com; ssmith@cov.com; rbartlett@resourceholdings.com; daniel.philips@jdjcapital.com; Christine.Deister@airwis.com; Gregg.Garvey@airwis.com; Stan.Petersen-Gauthier@airwis.com; Tim.Kelley@airwis.com; rstrauss@taylorenglish.com; jbodner@cov.com

Section 10. Miscellaneous.

10.1    Time is of the Essence. Unless stated expressly to the contrary herein, time shall be of the essence for all events contemplated hereunder.

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10.2    Confidentiality. Each party hereto agrees that, for three years after the date of this Agreement, it will treat the Purchase Price as privileged and confidential and will not, without the prior written consent of the other parties, disclose such Purchase Price to any third party, except for disclosure to its affiliates, attorneys, and auditors and to its successors and permitted assigns (who in each case are notified of the confidential nature of such information and are bound by obligations of confidentiality with respect thereto) and as may be required by applicable law or as may be necessary to effect the transactions contemplated hereby, in which case the party so disclosing shall use good faith efforts to limit disclosure to such third parties on a need-to know basis. In connection with any such disclosure, the party making such disclosure shall notify the other parties prior to such disclosure and request and use its diligent efforts to obtain confidential treatment of such information.

10.3    Binding Effect. This Agreement shall benefit and bind each of the parties hereto and their successors and permitted assigns.

10.4    Transaction Costs and Expenses. Whether or not the transactions contemplated hereby are consummated, each Seller and the Buyer shall bear and be responsible for its own costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of the Sale Documents, and any other agreements, documents, and instruments relating hereto, and neither any Seller nor the Buyer shall have any right of reimbursement or indemnity for such costs and expenses as against each other. Notwithstanding the foregoing, however, the Buyer shall be responsible for 50%, and the Sellers shall jointly and severally be responsible for 50%, of the fees and expenses of the Lessee and of the fees and expenses of FAA-IR counsel referred to in § 5.1.2.

10.5    Entire Agreement. This Agreement (including the exhibits attached hereto) and the other Sale Documents constitute, on and as of the date hereof, the entire agreement of the parties hereto with respect to the subject matter hereof, and all prior understandings or agreements, whether written or oral, between the parties hereto with respect to the subject matter hereof are hereby superseded in their entirety.

10.6    Amendments. No provision of this Agreement or any other Sale Document may be amended, changed, waived, or discharged orally, but only by an instrument in writing signed by the party against whom enforcement of such amendment, change, waiver, or discharge is sought, and no provision of any Sale Document shall be varied, contradicted, or explained by any oral agreement, course of dealing, or performance or any other matter not set forth in an agreement in writing and signed by the party against whom enforcement of such agreement is sought.

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10.7    Assignment. No party may assign any of its rights hereunder without the prior written consent of the other parties.

10.8    Headings and References. The division of this Agreement into sections, and the insertion of headings, are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

10.9    Counterparts. This Agreement may be executed in any number of separate counterparts by each of the parties hereto, all such counterparts together constituting but one and the same instrument. Copies of this Agreement and the documents to be delivered hereunder, if executed, transmitted by pdf scan, shall be deemed to be and treated the same as executed originals.

10.10 Non-Waiver. Any failure at any time of any party to enforce any provision of this Agreement or any other Sale Document shall not constitute a waiver of such provision or prejudice the right of such party to enforce such provision at any subsequent time.

10.11 Brokers. The Buyer and each Seller shall indemnify each other party hereto from and against all claims, demands, liabilities, and losses suffered by any such other party hereto that arise from the actions of any agent or broker engaged or claiming to have been engaged by such indemnifying party.

10.12 Seller Representative.

10.12.1        Appointment. Each Seller hereby irrevocably nominates, constitutes and appoints SSH as its agent and true lawful attorney in fact (“Seller Representative”), with full power of substitution, to act in the name, place and stead of the Sellers for purposes of executing any documents and taking any actions that Seller Representative may, in its sole discretion, determine to be necessary, desirable or appropriate in connection with such Seller Representative’s duties and obligations under this Agreement or the Investors’ Rights Agreement.

10.12.2        Authority. Each Seller hereby grants to Seller Representative full authority to execute, deliver, acknowledge, certify and file on behalf of such Seller (in the name of any or all of the Sellers or otherwise) any and all documents that Seller Representative may, in its sole discretion, determine to be necessary, desirable or appropriate, in such forms and containing such provisions as Seller Representative may, in its sole discretion, determine to be appropriate, in performing its duties as contemplated by this Agreement or the Investors’ Rights Agreement. Notwithstanding anything to the contrary set forth in this Agreement or in any other Sale Document executed in connection with the transactions contemplated hereby and

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thereby: (i) the Buyer shall be entitled to deal exclusively with Seller Representative on all matters relating to the allocation of the Purchase Price and issuance of the Purchase Price on behalf of any Seller under § 3, and on all matters related to the Investors’ Rights Agreement; and (ii) the Buyer shall be entitled to rely conclusively (without further evidence of any kind whatsoever) on any document executed or purported to be executed on behalf of any Seller by Seller Representative, and on any other action taken or purported to be taken on behalf of any Seller by Seller Representative, as fully binding upon such Seller. The Sellers, individually and independently, hereby acknowledge and agree that (x) Seller Representative shall be solely responsible for ensuring that each Seller receives that portion of any amount(s) to which such Seller is entitled in connection with the transactions contemplated hereunder and under any other Sale Document and which is paid or issued by the Buyer to Seller Representative on such Seller’s behalf; and (y) the Buyer shall bear no obligation or responsibility to any Seller with regard to the obligations of Seller Representative relating to the distribution of such payments or otherwise.

10.12.3        Power of Attorney. Each Seller recognizes and intends that the power of attorney granted in this § 10.12: (i) is coupled with an interest and is irrevocable; (ii) may be delegated by Seller Representative; and (iii) shall survive the death, incapacity, dissolution, liquidation or winding up of each of the Sellers.

10.12.4        Replacement. If Seller Representative shall die, resign, become disabled, or otherwise be unable to fulfill its responsibilities hereunder, the Sellers shall (by consent of the Sellers entitled to at least a majority of the Purchase Price), within ten (10) days after such death, resignation, disability, or inability, appoint a successor to Seller Representative (who shall be reasonably satisfactory to the Buyer) and immediately thereafter notify the Buyer of the identity of such successor. Any such successor shall succeed Seller Representative as Seller Representative hereunder. If for any reason there is no Seller Representative at any time, all references herein to the Seller Representative shall be deemed to refer to the Sellers.

10.13 Governing Law. This Agreement and each other Sale Document is being delivered in, and shall in all respects (including all matters of construction, validity, and performance) be governed by, and construed and enforced in accordance with, the laws of the state of New York, as would apply to contracts entered into in that state between citizens of that state and to be performed wholly within that state, without reference to any rules governing conflicts of laws.

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IN WITNESS WHEREOF, the parties have executed this Purchase Agreement as of the date first written above.

SOUTHSHORE AIRCRAFT I, LLC, as a Seller

By: /s/ William P. Jordan
Title: Vice Chairman, Vice President and Secretary

SOUTHSHORE AIRCRAFT II, LLC, as a Seller

By: /s/ William P. Jordan
Title: Vice Chairman, Vice President and Secretary

SOUTHSHORE AIRCRAFT III, LLC, as a Seller

By: /s/ William P. Jordan
Title: Vice Chairman, Vice President and Secretary

SOUTHSHORE AIRCRAFT IV, LLC, as a Seller

By: /s/ William P. Jordan
Title: Vice Chairman, Vice President and Secretary:

SOUTHSHORE AIRCRAFT V, LLC, as a Seller

By: /s/ William P. Jordan
Title: Vice Chairman, Vice President and Secretary

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SOUTHSHORE AIRCRAFT HOLDINGS, LLC, as a Seller

By: /s/ William P. Jordan
Title: Vice Chairman, Vice President and Secretary:

HARBOR DIVERSIFIED, INC., as the Buyer

By: /s/ C. R. Deister
Title: President, CFO, and Secretary

AIR WISCONSIN AIRLINES LLC, as the Lessee

By: /s/ Gregg Garvey
Title: Sr. VP, CAO, and Treasurer

SOUTHSHORE AIRCRAFT HOLDINGS, LLC, as Seller Representative

By: /s/ William P. Jordan
Title: Vice Chairman, Vice President and Secretary